Exhibit 10.1

AMENDMENT TO

Common stock purchase agreement

This AMENDMENT TO THE COMMON STOCK PURCHASE AGREEMENT (this “Amendment”) is entered into as of May 15, 2025, by and between Stardust Power Inc., a Delaware company (the “Company”), and B. Riley Principal Capital II, LLC, a Delaware limited liability company (the “Investor”).

WHEREAS, the Company entered into that certain Common Stock Purchase Agreement with the Investor (the “Purchase Agreement”) dated as of October 7, 2024; and

WHEREAS, the Company and the Investor desire to amend the Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Purchaser hereby agree as follows:

1. Amendment to the Threshold Price. The definition of “Threshold Price” contained in Annex I to the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Threshold Price” means $0.50, which shall not be adjusted (proportionally or otherwise) for any forward stock split, reverse stock split, stock combination, stock dividend, recapitalization, reorganization or other similar transaction involving the capital stock of the Company that occurs on or after the date of the Agreement.

2. No Further Amendment. Except as amended by this Amendment, the Purchase Agreement remains unaltered and shall remain in full force and effect.

3. Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the terms of the Purchase Agreement.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Signatures delivered by electronic mail (including as a PDF file) or other transmission method shall be deemed to be original signatures, shall be valid and binding, and, upon delivery, shall constitute due execution of this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, each of the Company and the Purchaser has caused this Amendment to be executed and delivered by its officer thereunto duly authorized as of the date first above indicated.

COMPANY
STARDUST POWER, INC.

By:
Name:
Title:

INVESTOR
B. RILEY PRINCIPAL CAPITAL II, LLC

By:
Name:
Title:

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